COLUMBIA FINANCIAL, INC.
ANNOUNCES PROMOTION OF DENNIS E. GIBNEY
TO FIRST SENIOR EXECUTIVE VICE PRESIDENT AND
CHIEF BANKING OFFICER

Thomas Splaine Jr. Appointed as Executive Vice President and Chief Financial Officer

Fair Lawn, New Jersey (January 29, 2026): Columbia Financial, Inc. (the “Company”) (NASDAQ: CLBK), the mid-tier holding company for Columbia Bank (“Bank”), today announced that, effective immediately, Dennis E. Gibney, Senior Executive Vice President and Chief Financial Officer of the Company and the Bank, has been promoted to First Senior Executive Vice President and Chief Banking Officer of the Company and the Bank. In connection with Mr. Gibney’s promotion, effective immediately, Thomas Splaine, Jr., First Senior Vice President and Chief Accounting Officer of the Company and the Bank, has been appointed Executive Vice President and Chief Financial Officer of the Company and the Bank.

In his new role, Mr. Gibney will partner closely with the President and Chief Executive Officer and executive management team in the overall administration of the Company and the Bank and help drive the development and execution of the Company’s strategies, policies, and financial performance. In addition to the oversight of finance, credit, and special assets, Mr. Gibney will now also oversee the Company’s legal, commercial banking, consumer banking and technology functions.

Mr. Gibney joined the Company and the Bank in 2014 as Executive Vice President and Chief Financial Officer and, in May 2025, he was appointed as Senior Executive Vice President and Chief Financial Officer. Prior to joining the Company and the Bank, Mr. Gibney had 17 years of prior banking experience and served as Principal at FinPro Capital Advisors, Inc., an investment banking and consulting firm specializing in the financial services industry. Mr. Gibney graduated Magna Cum Laude from Babson College with a triple major in Finance, Investments and Economics. He has also earned his Chartered Financial Analyst (CFA) designation. Mr. Gibney was recognized as a “2023 NJBIZ Leaders in Finance Awards” honoree.

“We are pleased to announce the promotion of Dennis to the position of First Senior Executive Vice President and Chief Banking Officer,” said Thomas J. Kemly, President and Chief Executive Officer. “As Chief Financial Officer, Dennis has provided significant leadership in guiding the Company and the Bank, including playing an instrumental role in the Company’s 2018 initial public offering. He has been a key leader in the Company’s growth strategy, including expanding the Company’s asset base from $5 billion to more than $10 billion and completing four acquisitions within a five-year period.”

As Executive Vice President and Chief Financial Officer of the Company and the Bank, Mr. Splaine will be responsible for the Company’s accounting and treasury departments. Mr. Splaine joined the Company and the Bank in 2025 as First Senior Vice President and Chief Accounting Officer. He has over 35 years of experience in banking, finance and accounting, mergers and acquisitions, investor and regulatory relations, and strategic planning. He previously served as Executive Vice President and Chief Financial Officer of Lakeland Bancorp, Inc. and Lakeland Bank and, prior to that, served as Senior Vice President and Chief Financial Officer of Investors Bancorp and Investors Bank. Prior to that time, Mr. Splaine was a Senior Audit Manager at KPMG LLP. Mr. Splaine holds a Master of Business Administration and a Bachelor of Science in Accounting from Rider University.

“We are also pleased to announce the appointment of Tom Splaine as Executive Vice President and Chief Financial Officer,” Mr. Kemly continued. “Tom has significant experience in banking, finance and accounting, which we believe will make him especially well-suited for this role.”

About Columbia Financial, Inc.

Columbia Financial, Inc. is a Delaware corporation organized as Columbia Bank’s mid-tier stock holding company. Columbia Financial, Inc. is a majority-owned subsidiary of Columbia Bank MHC. Columbia Bank is a federally chartered savings bank headquartered in Fair Lawn, New Jersey that operates 71 full-service banking offices and offers traditional financial services to consumers and businesses in its market area.

Forward-Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “projects,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates, higher inflation and their impact on national and local economic conditions; changes in monetary and fiscal policies of the U.S. Treasury, the Board of Governors of the Federal Reserve System and other governmental entities; the impact of legal, judicial and regulatory proceedings or investigations, competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect a borrowers’ ability to service and repay the Company’s loans; the effect of acts of terrorism, war or pandemics,, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions; changes in the value of securities in the Company’s portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and securities; legislative changes and changes in government regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s consolidated financial statements will become impaired; cyber-attacks, computer viruses and other technological risks that may breach the security of our systems and allow unauthorized access to confidential information; the inability of third party service providers to perform; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits and effectively manage liquidity; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy, or its integration of acquired financial institutions and businesses, and changes in assumptions used in making such forward-looking statements which are subject to numerous risks and uncertainties, including but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K and those set forth in the Company's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company's actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

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